UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2006

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AERO GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

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Utah	0-30492	84-0771180
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6213 Aviation Ave., Jacksonville, Florida 32221

(Address of Principal Executive Office) (Zip Code)

(904) 908-9088

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On September 16, 2005 we engaged Marcum and Kliegman, LLP to serve as our principal accountant to audit and certify our financial statements. Our Board did not formerly approve the change in accountants and appointment of Marcum and Kliegman, LLP.

Our previous independent accountants, Michaelson & Company, P.A. resigned in November, 2003. We filed a Report on Form 8-K on February 23, 2004 with respect to that resignation.

Inasmuch as we had no disagreements with our former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scopes or procedures, we did not consult with our new accountants on any such disagreement. We provided Marcum and Kliegman, LLP with a copy of the disclosures we are making in response to this item and are giving them the opportunity to furnish a letter addressed to the Securities and Exchange Commission stating whether they agree with its statements and giving them the opportunity to provide new information or clarification of our views. We will amend this Report on Form 8-K to include such response, if any, as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AERO GROUP INCORPORATED

By:	/s/ MARK DANIELS
Mark Daniels Chief Executive Officer

Date:  December 20, 2006

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